SUPPLEMENT DATED AUGUST 24, 2004

TO THE

PROSPECTUSES AND

STATEMENTS OF ADDITIONAL INFORMATION

OF THE

FUNDS INDICATED BELOW

The following information supercedes the disclosure in the Prospectuses and Statements of Additional Information of the funds. Defined terms have the same meanings as set forth in the Prospectuses and Statements of Additional Information.

Effective August 19, 2004, Mark McAllister and Robert Feitler are responsible for the day-to-day management of the Large Cap Value Fund of Smith Barney Funds, Inc. Mr. McAllister is an investment officer of SBFM. He is also a Managing Director of Salomon Brothers Asset Management Inc (“SaBam”), an affiliate of the manager and CGM. Mr. McAllister has 17 years of investment management experience. Mr.Feitler has been with SaBam since 1995 and is a director of SaBam.

In addition, effective August 19, 2004, Mark McAllister and Robert Feitler are responsible for the day-to-day management of the Large Cap Value segment of Smith Barney Multiple Discipline Funds—Large Cap Growth and Value Fund and Smith Barney Multiple Discipline Funds—Global All Cap Growth and Value Fund of Smith Barney Investment Funds Inc. Mr. McAllister is an investment officer of SBFM. He is also a Managing Director of Salomon Brothers Asset Management Inc (“SaBam”), an affiliate of the Manager and CGM. Mr. McAllister has 17 years of investment management experience. Mr.Feitler has been with SaBam since 1995 and is a director of SaBam.

SMITH BARNEY FUNDS, INC.
LARGE CAP VALUE FUND	April 29, 2004

SMITH BARNEY INVESTMENT FUNDS INC.
SMITH BARNEY MULTIPLE DISCIPLINE FUNDS—LARGE CAP GROWTH AND VALUE FUND	August 28, 2003, As revised January 21, 2004
SMITH BARNEY MULTIPLE DISCIPLINE FUNDS—GLOBAL ALL CAP GROWTH AND VALUE FUND

FD 03046